UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2013

OMTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35869	26-3797738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 State Road Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 741-4399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On May 28, 2013, Omthera Pharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2013.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events.

On May 28, 2013, the Company issued a press release announcing that the Company has entered into an Agreement and Plan of Merger with Zeneca, Inc. and KAFA Acquisition Corp., a wholly-owned subsidiary of Zeneca, Inc. (the “Merger Agreement”) pursuant to which, subject to satisfaction or waiver of the conditions therein, KAFA Acquisition Corp. will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of Zeneca, Inc.  The material terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It

A stockholder meeting will be announced soon to obtain stockholder approval for the proposed transaction.  The Company intends to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement and other relevant materials in connection with the proposed transaction.  INVESTORS AND THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY.  Investors and stockholders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC at the SEC’s website at http://www.sec.gov.  In addition, the proxy statement and other documents filed by the Company with the SEC may be obtained from the Company free of charge by directing a request to Omthera Pharmaceuticals, Inc., Attn: Christian S. Schade, Executive Vice President and Chief Financial Officer, 707 State Road, Princeton, New Jersey 08540.

Certain Information Concerning Participants

The Company and its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Investors and stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s final prospectus dated April 11, 2013 filed pursuant to Rule 424(b) under the Securities Act with the SEC on April 12, 2013 (the “Prospectus”).  To the extent holdings of the Company’s securities have changed since the amounts printed in the Prospectus, such changes have been or will be reflected on the Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials filed with the SEC if and when they become available.  These documents can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov.

Safe Harbor for Forward-Looking Statements

This Form 8-K, in particular statements regarding the proposed transaction between an affiliate of AstraZeneca PLC and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about AstraZeneca PLC or Company managements’ future expectations, beliefs, goals, plans or prospects, includes forward-looking statements that are based on certain beliefs and assumptions and reflect the current expectations of the Company, AstraZeneca PLC and their respective management.  Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “continues,” “predict,” “potential,” “contemplates,” “may,” “will,” “likely,” “could,” “should,” “estimates,” “intends,” “plans” and other similar expressions are forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements involve known and unknown risks, assumptions and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements, and you should not place undue reliance on these statements.  Some of the factors that could cause actual results to differ materially from current expectations are: the ability to consummate the proposed transaction; any conditions imposed on the parties in connection with the consummation of the proposed transaction; the failure of the Company’s stockholders to approve the proposed transaction; the ability to obtain regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement relating to the proposed transaction; the Company’s ability to maintain relationships with employees and third parties following announcement of the proposed transaction; the ability of the parties to satisfy the conditions to the closing of the proposed transaction; the risk that the proposed transaction may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Prospectus, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.  If the proposed transaction is consummated, our stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth.  The Company disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document

99.1	Press release issued by Omthera Pharmaceuticals, Inc. on May 28, 2013, furnished herewith

99.2	Press release issued by Omthera Pharmaceuticals, Inc. on May 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013	Omthera Pharmaceuticals, Inc.

	By:	/s/ Christian S. Schade
Christian S. Schade
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Document

99.1	Press release issued by Omthera Pharmaceuticals, Inc. on May 28, 2013, furnished herewith

99.2	Press release issued by Omthera Pharmaceuticals, Inc. on May 28, 2013